                             LETTER OF TRANSMITTAL

                              MARINER ENERGY, INC.

 Offer to Exchange all outstanding 10 1/2% Senior Subordinated Notes Due 2006,
       Series A, for 10 1/2% Senior Subordinated Notes Due 2006, Series B

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT

              5:00 P.M., NEW YORK CITY TIME, ON JANUARY 24, 1997,

                                UNLESS EXTENDED

               Deliver to United States Trust Company of New York
                             (the "Exchange Agent")

       BY HAND DELIVERY:            BY OVERNIGHT COURIER:       BY REGISTERED OR CERTIFIED
  United States Trust Company    United States Trust Company               MAIL:
          of New York                    of New York            United States Trust Company
         111 Broadway                   770 Broadway                    of New York
          Lower Level                    13th Floor                       Box 843
      New York, NY 10005             New York, NY 10003            Peter Cooper Station
     Attn: Corporate Trust      Attn: Corporate Trust Service       New York, NY 10276
                                           Window                  Attn: Corporate Trust

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                    United States Trust Company of New York
                                 (212) 420-6152
                            Confirm: (800) 548-6565
                                For Information:
                                 (800) 548-6565


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.



     The undersigned hereby acknowledges receipt of the Prospectus dated December 19, 1996 (the "Prospectus") of Mariner Energy, Inc. (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of $100,000,000 of its 10 1/2% Senior Subordinated Notes Due 2006, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount of its outstanding 10 1/2% Senior Subordinated Notes Due 2006, Series A (the "Outstanding Notes"), in integral multiples of $1,000. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on January 24, 1997, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.


     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. QUESTIONS RELATING TO THE EXCHANGE OFFER

AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE COMPANY.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, additional information should be listed on a separately signed schedule affixed hereto.

-------------------------------------------------------
                              DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREBY
-------------------------------------------------------
                                                                        AGGREGATE PRINCIPAL
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                           AMOUNT            PRINCIPAL
        EXACTLY AS NAME(S) APPEAR(S) ON NOTE(S)             NOTE          REPRESENTED BY         AMOUNT
                   (PLEASE FILL IN)                       NUMBERS*       OUTSTANDING NOTES     TENDERED**
------------------------------------------------------------------------------------------------------------
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------
                                                            TOTAL
------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used (i) if certificates of Outstanding Notes are to be forwarded herewith, (ii) if delivery of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus or (iii) tender of the Outstanding Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures". See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent. It is understood that participants in DTC's book-entry system (the "Book-Entry Transfer Facility") will, in accordance with DTC's Automated Tender Offer Program procedures and in lieu of physical delivery to the Exchange Agent of a Letter of Transmittal, electronically acknowledge receipt of, and agree to be bound by, the terms of this Letter of Transmittal.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution
--------------------------------------------------------------------------------
[ ] The Depository Trust Company
Account Number
--------------------------------------------------------------------------------
Transaction Code Number
--------------------------------------------------------------------------------

     Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures". See Instruction 2.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s)
----------------------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
---------------------------------------------------------
Name of Eligible Institution that Guaranteed Delivery
-------------------------------------------------------
If delivered by book-entry transfer:
   Account Number
--------------------------------------------------------------------------------
   Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above and agrees that the Company may effect the Amendment to cure an unintended and inadvertent omission, defect and inconsistency in the Indenture without further action or approval by holders of the Notes. Subject to, and effective upon, the acceptance for exchange of such Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby, including all rights to accrual of interest thereon on and after the date of issuance of the Exchange Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.


     The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and
(ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that (i) the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom and (ii) the undersigned or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the Book-Entry Transfer Facility. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes, and any Outstanding Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. IF OUTSTANDING NOTES ARE SURRENDERED BY HOLDER(S) THAT HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (SEE INSTRUCTION 4).

----------------------------------------------------------
   SPECIAL REGISTRATION INSTRUCTIONS
          (SEE INSTRUCTION 5)

      To be completed ONLY if the
 Exchange Notes are to be issued in
 the name of someone other than the
 undersigned.
 Issue Exchange Note to:

 Name: ___________________________________________________

 Address: ________________________________________________

__________________________________________________________
                    (PLEASE PRINT OR TYPE)

----------------------------------------------------------


----------------------------------------------------------
   SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTION 5)
     To be completed ONLY if the
 Exchange Notes are to be sent to
 someone other than the undersigned,
 or to the undersigned at an address
 other than that shown under
 "Description of Outstanding Notes
 Tendered Hereby."
 Mail Exchange Note to:

 Name: ___________________________________________________

 Address: ________________________________________________
                   (PLEASE PRINT OR TYPE)

----------------------------------------------------------


-------------------------------------------------------------------------------
              REGISTERED HOLDER(S) OF OUTSTANDING NOTES SIGN HERE
               (In addition, complete Substitute Form W-9 Below)

X _____________________________________________________________________________

X _____________________________________________________________________________

                     (Signature(s) of Registered Holder(s))

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please Print or Type):

 Name and Capacity (full title): ______________________________________________

 Address (including zip): _____________________________________________________

 Area Code and Telephone Number: ______________________________________________

 Dated: _______________________________________________________________________

             SIGNATURE GUARANTY (If required -- See Instruction 4)

 Authorized Signature: ________________________________________________________
                         (Signature of Representative of Signature Guarantor)

 Name and Title: ______________________________________________________________

 Name of Firm: ________________________________________________________________

 Area Code and Telephone Number: ______________________________________________
                                             (Please Print or Type)
 Dated: ________________________________



--------------------------------------------------------------------------------

             PAYOR'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

     Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.

----------------------------------------------------------------------------------------------------
 SUBSTITUTE                      PART 1 -- Please provide your TIN in the
 FORM W-9                        box at right and certify by signing and
 Department of the Treasury      dating below.
 Internal Revenue Service                                                     ----------------------
                                 PART 2 -- CERTIFICATION: Under penalties     Social Security
 Payor's Request for Taxpayer    of perjury, I certify (1) that the number    Number or Employer
 Identification Number ("TIN")   shown on this form is my correct taxpayer    Identification Number
                                 identification number and (2) that I am      ----------------------
                                 not subject to backup withholding under
                                 the provisions of Section 3406(a)(1)(C) of   PART 3 --
                                 the Internal Revenue Code either because
                                 (a) I have not been notified that I am       Exempt from backup
                                 subject to backup withholding as a result    withholding [ ]
                                 of failure to report all interest or         ----------------------
                                 dividends or (b) the Internal Revenue
                                 Service has notified me that I am no         PART 4 --
                                 longer subject to backup withholding. [ ]
                                                                              Awaiting TIN [ ]
                                 Signature: Dated:________
----------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY INTEREST OR OTHER REPORTABLE PAYMENTS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 4 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. Moreover, I understand that during this 60-day period, 31% of all reportable interest payments made to me will be withheld commencing 7 business days after the payor receives this Certificate of Awaiting Tax Identification Number and terminating on the date I provide a certified TIN to the payor.

----------------------------------------------------------     -----------------------------------
                        Signature                                             Date

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

     All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

     DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other required documents to the Exchange Agent (or complete the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

          (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution");

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Outstanding Notes in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Outstanding Notes Tendered Hereby". A newly issued Outstanding Note for the principal amount of Outstanding Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000.

     Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the note number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guaranties) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes that have been tendered but not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.


4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND
   ENDORSEMENTS;

   GUARANTY OF SIGNATURES.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Outstanding Notes (which term, for the purposes described herein, shall include a participant in the Book-Entry Transfer Facility whose name appears on a security listing as the holder of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Outstanding Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at the Book-Entry Transfer Facility.

6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing the Exchange Notes or the Outstanding Notes for the principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any other reason, other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

7. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 580 WestLake Park Blvd., Suite 1300, Houston, Texas 77079, Attention: James M. Fitzpatrick (telephone: (713) 584-5500).

10. VALIDITY AND FORM.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION


     Under federal income tax law, a holder receiving interest on Exchange Notes is required to provide the payor of interest with such holder's correct TIN on Substitute Form W-9 herein. If such holder is an individual, the TIN is the holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. The payor is required to report to the Internal Revenue Service the amount of reportable interest paid to the holder on Exchange Notes. If the payor is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, interest payments that are made to such holder on Exchange Notes may be subject to backup withholding.



     Certain holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. For a foreign holder to qualify as an exempt recipient, that holder must submit to the payor of interest a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Such forms can be obtained from the Exchange Agent.



     If backup withholding applies, the payor is required to withhold 31% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be applied for with the Internal Revenue Service.


PURPOSE OF SUBSTITUTE FORM W-9


     To prevent backup withholding on interest payments to be made to a holder with respect to Exchange Notes, the holder is required to notify the payor of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.


WHAT NUMBER TO GIVE THE PAYOR


     Each holder is required to give the payor the social security number or employer identification number of the record holder(s) of the Exchange Notes. If Exchange Notes are in more than one name or are not in the name of the actual holder, consult the attached Guidelines for Certifying TIN, for additional guidance on which number to report.


CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


     If the holder of Exchange Notes has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, check the box in Part 4, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the payor of interest on the Exchange Notes is not provided with the TIN within 60 days, the payor will withhold 31% of all payments made thereafter until a TIN is provided to the payor. Moreover, even if a TIN is provided within such 60-day period, the payor is required to withhold 31% of any reportable interest payments made to the payee 7 days following receipt by the payor of the Certificate of Awaiting Tax Identification Number. The payor must refund these amounts withheld if it receives the payee's certified TIN within the 60-day period and the payee was not otherwise subject to backup withholding during the period.


     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                              MARINER ENERGY, INC.

                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTY)


     As set forth in the Prospectus dated December 19, 1996 (the "Prospectus") of Mariner Energy, Inc. (the "Company") in the section entitled "The Exchange Offer -- Procedures for Tendering" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing the Company's 10 1/2% Senior Subordinated Notes Due 2006, Series A, (the "Outstanding Notes") are not immediately available to the Holder thereof or time will not permit such Holder to deliver its Outstanding Notes or other required documents to the Exchange Agent, or to complete the procedures for book-entry transfer, before the Expiration Date (as defined in the Prospectus). Capitalized terms used but not defined herein have the meaning given to them in the Prospectus. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent before 5:00 p.m., New York City time on January 24, 1997.


                   To United States Trust Company of New York
                             (the "Exchange Agent")

                               BY HAND DELIVERY:
                          United States Trust Company
                                  of New York
                                  111 Broadway
                                  Lower Level
                               New York, NY 10005
                             Attn: Corporate Trust
                             BY OVERNIGHT COURIER:
                          United States Trust Company
                                  of New York
                                  770 Broadway
                                   13th Floor
                               New York, NY 10003
                      Attn: Corporate Trust Service Window
                        BY REGISTERED OR CERTIFIED MAIL:
                          United States Trust Company
                                  of New York
                                    Box 843
                              Peter Cooper Station
                               New York, NY 10276
                             Attn: Corporate Trust

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                    United States Trust Company of New York
                                 (212) 420-6152
                            Confirm: (800) 548-6565

                                FOR INFORMATION:
                                 (800) 548-6565

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTY MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTY OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Mariner Energy, Inc., the principal amount of the Outstanding Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

                               AGGREGATE PRINCIPAL                   PRINCIPAL AMOUNT
                                    AMOUNT OF                 TENDERED (MUST BE IN INTEGRAL
       NOTE NOS.                     NOTE(S)                       MULTIPLES OF $1,000)
-----------------------   ------------------------------   ------------------------------------
-----------------------   ------------------------------   ------------------------------------
-----------------------   ------------------------------   ------------------------------------
-----------------------   ------------------------------   ------------------------------------
-----------------------   ------------------------------   ------------------------------------


The Book-Entry Transfer Facility                                  Sign Here
Account Number (if the Outstanding Notes will
be
tendered by book-entry transfer)
                                                X
                                                ---------------------------------------------
                                                X
                                                ---------------------------------------------
                                                                Signature(s)
---------------------------------------------
               Account Number
---------------------------------------------   ---------------------------------------------
Principal Amount Tendered                                     Number and Street
(must be in integral multiples of $1,000)                        or P.O. Box
                                                ---------------------------------------------
                                                            City, State, Zip Code
                                                Dated: ____________________ , 199 __

                                    GUARANTY

                    (NOT TO BE USED FOR SIGNATURE GUARANTY)

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, guarantees (a) that the above named person(s) "own(s)" the principal amount of 10 1/2% Senior Subordinated Notes due 2006, Series A, of Mariner Energy, Inc. (the "Outstanding Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guaranties and any other required documents, within five New York Stock Exchange trading days after the Expiration Date.

Name of Firm

Authorized Signature

Name
                                 Please Type or Print

Title

Address
                                                                        Zip Code

Area Code and Telephone No.


Dated:  , 199 __


NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT
      ONLY WITH A LETTER OF TRANSMITTAL.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e, 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

--------------------------------------------------------
                                       GIVE THE
        FOR THIS TYPE               SOCIAL SECURITY
         OF ACCOUNT:                 NUMBER OF --
--------------------------------------------------------
  1.  An individual's account  The individual
  2.  Two or more individuals  The actual owner of the
      (joint account)          account or, if combined
                               funds, the first
                               individual on the
                               account(1)
  3.  Husband and wife (joint  The actual owner of the
      account)                 account or, if joint
                               funds, the first person
                               on the account(1)
  4.  Custodian account of a   The minor(2)
      minor (Uniform Gifts to
      Minors Act)
  5.  Adult and minor (joint   The adult or, if the
      account)                 minor is the only
                               contributor, the minor(1)
  6.  Account in the name of   The ward, minor, or
      guardian or committee    incompetent person(3)
      for a designated ward,
      minor, or incompetent
      person
  7.  a. The usual revocable   The grantor-trustee(1)
         savings trust
         account (grantor is
         also trustee)
      b. So-called trust       The actual owner(1)
      account that is not a
         legal or valid trust
         under State law

--------------------------------------------------------
                                   GIVE THE NAME AND
        FOR THIS TYPE           EMPLOYER IDENTIFICATION
         OF ACCOUNT:                 NUMBER OF --
--------------------------------------------------------
  8.  Sole proprietorship      The owner(4)
      account
  9.  A valid trust, estate,   Legal entity (Do not
      or pension trust         furnish the identifying
                               number of the personal
                               representative or trustee
                               unless the legal entity
                               itself is not designated
                               in the account title.)(5)
 10.  Corporate account        The corporation
 11.  Religious, charitable,   The organization
      or educational
      organization account
 12.  Partnership account      The partnership
 13.  Association, club, or    The organization
      other tax-exempt
      organization
 14.  A broker or registered   The broker or nominee
      nominee
 15.  Account with the         The public entity
      Department of
      Agriculture in the name
      of a public entity
      (such as a State or
      local governmental,
      school district, or
      prison) that receives
      agricultural program
      payments

----------------------------------------------------------
                      ----------------------------------------------------------
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. You may use either your SSN or EIN.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A TAXPAYER IDENTIFICATION NUMBER

    If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for one immediately.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    For interest and dividends, payees listed below are exempt from backup withholding and no information reporting is required:

- A corporation

- A financial institution

- An organization exempt from the tax under section 501(a), an individual retirement account or a custodial account under Section 403(b)(7).

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.

- An international organization or any agency, or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

- A trust exempt from tax under Section 664 or described in Section 4947.

- A real estate investment trust.

- A common trust fund operated by a bank under section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

- A foreign central bank of issue.

    Exempt payees described above should file Form W-9 with the Payer to avoid possible erroneous backup withholding. TO FILE THIS FORM WITH THE PAYER: FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 3 OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

    PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.